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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): September 29, 1999



                           EOTT ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


              DELAWARE                            1-12872                   76-04245200
(State of Incorporation or Organization)   (Commission File Number)       (I.R.S. Employer
                                                                       Identification Number)


               1330 Post Oak Boulevard,
                       SUITE 2700
                     Houston, Texas                                77056
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 993-5200




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ITEM 7.  Financial Statements and Exhibits

(c)   The following exhibits are filed herewith:

Exhibit  Description of Exhibit
- -------  ----------------------
1.1      Underwriting Agreement, dated September 23, 1999, by and among EOTT
         Energy Partners, L.P., EOTT Energy Finance Corp., EOTT Energy Corp.,
         EOTT Energy Operating Limited Partnership, EOTT Energy Pipeline
         Limited Partnership, EOTT Energy Canada Limited Partnership and the
         underwriters named therein.

3.1      Amendment No. 6 dated as of September 16, 1999, to the Amended and
         Restated Agreement of Limited Partnership of EOTT Energy Partners,
         L.P.

3.2      Amendment No. 1 dated as of September 1, 1999, to the Amended and
         Restated Agreement of Limited Partnership of EOTT Energy Operating
         Limited Partnership.

3.3      Amendment No. 1 dated as of September 1, 1999, to the Amended and
         Restated Agreement of Limited Partnership of EOTT Energy Pipeline
         Limited Partnership.

3.4      Amendment No. 1 dated as of September 1, 1999, to the Amended and
         Restated Agreement of Limited Partnership of EOTT Energy Canada
         Limited Partnership.

12.1     Computation of Ratio of Earnings to Fixed Charges


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 29, 1999

                                       EOTT ENERGY PARTNERS, L.P.
                                       (A Delaware Limited Partnership)

                                       By:  EOTT ENERGY CORP. as
                                            General Partner


                                       By:  /s/ Lori L. Maddox
                                            ---------------------------------
                                            Name:  Lori L. Maddox
                                            Title: Controller
                                                   (Principal Accounting
                                                   Officer)


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                                 EXHIBIT INDEX

Exhibit  Description of Exhibit
- -------  ----------------------
1.1      Underwriting Agreement, dated September 23, 1999, by and among EOTT
         Energy Partners, L.P., EOTT Energy Finance Corp., EOTT Energy Corp.,
         EOTT Energy Operating Limited Partnership, EOTT Energy Pipeline
         Limited Partnership, EOTT Energy Canada Limited Partnership and the
         underwriters named therein.

3.1      Amendment No. 6 dated as of September 16, 1999, to the Amended and
         Restated Agreement of Limited Partnership of EOTT Energy Partners,
         L.P.

3.2      Amendment No. 1 dated as of September 1, 1999, to the Amended and
         Restated Agreement of Limited Partnership of EOTT Energy Operating
         Limited Partnership.

3.3      Amendment No. 1 dated as of September 1, 1999, to the Amended and
         Restated Agreement of Limited Partnership of EOTT Energy Pipeline
         Limited Partnership.

3.4      Amendment No. 1 dated as of September 1, 1999, to the Amended and
         Restated Agreement of Limited Partnership of EOTT Energy Canada
         Limited Partnership.

12.1     Computation of Ratio of Earnings to Fixed Charges


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